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                                                                    Exhibit (23)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the company's previously filed Registration Statements on Form S-8, File Nos. 2-64668, 2-40183, 2-80336, 33-57189, and 333-39938.



                                                      ARTHUR ANDERSEN LLP

  Chicago, Illinois
  March 13, 2001